SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 31, 1997


                            GAENSEL GOLD MINES, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)


               0-12825                                                84-0916272
(Commission File Number)                       (IRS Employer Identification No.)


45110 Club Drive, Suite B, Indian Wells, California                        92210
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (619) 360-1042
                                                                 --------------




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Item 2.    Acquisition or Disposition of Assets.

   On March 31, 1997, Gaensel Gold Mines, Inc. (the "Company") acquired all of the capital stock of Lifeline Medical Information Systems, Inc. ("Lifeline") from the shareholder of Lifeline (the "Shareholder"), pursuant to an Agreement and Plan of Reorganization (the "Agreement") between the Company and Shareholder. Pursuant to the Agreement, the Company issued 800,000 Shares, including 625,000 Shares to Shareholder and 175,000 Shares to various consultants. Mr. Dempsey K. Mork, President of the Company is also the Shareholder of Lifeline.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)(b) The required audited financial  statements are filed herewith.

           (c)      Exhibits

                    2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

                             2.1.    Agreement and Plan of Reorganization dated
 March 31, 1997 between the Company and Shareholder. Previously filed.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            June 12, 1997                        GAENSEL GOLD MINES, INC.


                                                   By:      /s/ Dempsey K. Mork
                                                       Name:    Dempsey K. Mork
                                                             Title:   President

















         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

                    FINANCIAL STATEMENTS

                       APRIL 30, 1997

























               PRITCHETT, SILER & HARDY, P.C.
                CERTIFIED PUBLIC ACCOUNTANTS
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         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]




                          CONTENTS

                                                          PAGE

        _  Independent Auditors' Report                      1


        _  Balance Sheet, April 30, 1997                     2


        _  Statement of Operations, from inception
             on April 8, 1997 through April 30, 1997         3


        _  Statement of Stockholders' Equity, from
             inception on April 8, 1997 through
             April 30, 1997                                  4


        _  Statement of Cash Flows, from inception
             on April 8, 1997 through April 30, 1997         5


        _  Notes to Financial Statements                 6 - 9









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                INDEPENDENT AUDITORS' REPORT



Board of Directors
LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
Indian Wells, California

We have audited the accompanying balance sheet of Lifeline Medical Information Systems, Inc. [a development stage company] at April 30, 1997, and the related statements of operations, stockholders' equity and cash flows from inception on April 8, 1997 through April 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Lifeline Medical Information Systems, Inc. as of April 30, 1997, and the results of its operations and its cash flows for the period from inception through April 30, 1997, in conformity with generally accepted accounting principles.




May 29, 1997

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         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

                        BALANCE SHEET


                           ASSETS


                                                       April 30,
                                                          1997
                                                    _____________
CURRENT ASSETS:
  Cash in bank                                          $       -
  Accounts receivables - related party                     10,017
                                                      ___________
        Total Current Assets                               10,017
                                                      ___________

PROPERTY, PLANT & EQUIPMENT, net                          143,878
                                                      ___________
OTHER ASSETS:
  Intellectual properties                                       1
  Organization costs, net                                     491
  Deposits                                                 31,997
                                                      ___________
        Total Other Assets                                 32,489
                                                      ___________
                                                        $ 186,384
                                                      ___________

            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                      $   4,732
                                                      ___________
        Total Current Liabilities                           4,732
                                                      ___________

STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value,
   10,000,000 shares authorized,
   no shares issued and outstanding                             -
  Common stock, $.001 par value,
   50,000,000 shares authorized,
   50,000 shares issued and
   outstanding                                                 50
  Capital in excess of par value                          193,519
  Deficit accumulated during the
    development stage                                    (11,917)
                                                      ___________
        Total Stockholders' Equity                        181,652
                                                      ___________
                                                        $ 186,384
                                                      ___________

The accompanying notes are an integral part of this financial statement.

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            LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]


                   STATEMENT OF OPERATIONS



                                             From Inception
                                              on April 8,
                                              1997 Through
                                             April 30, 1997
                                           _________________

REVENUE                                          $      -
                                             _____________

EXPENSES:
  General and administrative                       11,917
                                             _____________

LOSS BEFORE INCOME TAXES                          (11,917)

CURRENT TAX EXPENSE                                     -

DEFERRED TAX EXPENSE                                    -
                                             _____________

NET LOSS                                         $(11,917)
                                             _____________

LOSS PER COMMON SHARE                            $   (.24)
                                             _____________

















The accompanying notes are an integral part of this financial statement.

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         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

              STATEMENT OF STOCKHOLDERS' EQUITY

         FROM THE DATE OF INCEPTION ON APRIL 8, 1997

                   THROUGH APRIL 30, 1997

                                                              Deficit
                                                            Accumulated
                Preferred Stock  Common Stock    Capital in  During the
                ________________ _______________  Excess of  Development
                 Shares   Amount  Shares  Amount  Par Value    Stage
               _________________________________________________________
BALANCE,
 April 8, 1997       -   $    -        - $    -    $    -    $     -

Issuance of
 50,000 shares
 of common stock
 for assets valued
 at $193,569         -        -   50,000     50   193,519          -

Net loss for
 the period ended
 April 30, 1997      -        -        -      -         -    (11,917)
               __________________________________________________________
BALANCE,
 April 30, 1997      -   $    -   50,000 $   50  $193,519   $(11,917)
               __________________________________________________________


































The accompanying notes are an integral part of this financial statement.

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         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

                   STATEMENT OF CASH FLOWS

                                               From Inception
                                                on April 8,
                                                1997 Through
                                               April 30, 1997
                                             __________________
Cash Flows to Operating Activities:
  Net loss                                      $  (11,917)
  Adjustments to reconcile net
    loss  to net cash used by
    operating activities:
     Depreciation and amortization                   2,402
     Non-cash expenses                              18,301
     Change in assets and liabilities:
       Increase in accounts receivable -
        related party                              (10,017)
       Increase in accounts payable                  1,732
                                              ________________
     Net Cash Flows to Operating Activities            501
                                              ________________
Cash Flows to Investing Activities:
  Payment of organization costs                       (500)
  Payment for intellectual properties                   (1)
                                              ________________
     Net Cash to Investing Activities                 (501)
                                              ________________
Cash Flows from Financing Activities:
  Proceeds from common stock issuance                    -
                                              ________________
     Net Cash from Financing
       Activities                                        -
                                              ________________
Net Increase in Cash                                     -

Cash at Beginning of Period                              -
                                              ________________
Cash at End of Period                             $      -
                                              ________________

Supplemental Disclosures of Cash Flow information:
  Cash paid during the period for:
    Interest                                    $        -
    Income taxes                                $        -

Supplemental schedule of Noncash Investing and Financing
Activities:
  For the period ended April 30, 1997:
    The Company issued 50,000 shares of stock for assets valued at $193,569.






The accompanying notes are an integral part of this financial statement.

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         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

                NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization - The Company was organized under the laws of the State of Nevada on April 8, 1997 as a wholly owned subsidiary of Magellan Capital Corporation. The Company has recently entered into a stock for stock restructuring with Gaensel Gold Mines, Inc. a related entity [See Note 8]. The Company has not commenced planned principal operations and is considered a development stage company as defined in SFAS No. 7. The Company is planning to engage in the business of providing a medical database information system which will be readily accessible to the medical profession and general public through the Internet Web System on a world-wide basis. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

  Financial Statements - The financial statements include only the accounts of the Company and are presented on a stand-alone basis. The financial statements have not been consolidated and do not include the accounts or transactions of its former or current parent.

  Property and Equipment - Property and equipment are stated at cost. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized, upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed for financial statement purposes on a straight-line basis over the estimated useful lives of the assets which range from five to seven years. For federal income tax purposes, depreciation is computed under the modified accelerated cost recovery system.

  Organization   Costs  -  The  Company  is   amortizing   its
  organization  costs,  which  reflect  amounts  expended   to
  organize the Company, over sixty [60] months using the straight line method.

  Intellectual Properties - The Company is in the process of developing a medical database information system. The costs incurred to date by the Company as well as the costs incurred by the Company's former Parent [See Note 8] have been expensed as incurred.

  Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented.

  Statement of Cash Flows - For purposes of the statement of cash flows, the Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

  Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that effect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated by management.

         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

                NOTES TO FINANCIAL STATEMENTS

NOTE 2 - ACCOUNTS RECEIVABLE - RELATED PARTY

  As of April 30, 1997, the Company had a receivable due from an entity (former Parent) related to a shareholder, officer and director of the Company in the amount of $10,017.

NOTE 3 - PROPERTY AND EQUIPMENT

  Property  and equipment consists of the following  at  April
  30, 1997:

                                               1997
                                           _____________
         Furniture and equipment           $     9,270
         Leasehold improvements                 63,828
         Vehicles                               73,173
                                           _____________
                                               146,271
         Less Accumulated depreciation          (2,393)
                                           _____________
                                            $  143,878
                                           _____________

  Depreciation expense amounted to $2,393 for the period ended
  April 30, 1997.

NOTE 4 - CAPITAL STOCK

  Common Stock - During April, 1997, in connection with its organization, the Company issued 50,000 shares of its previously authorized, but unissued common stock. In exchange for common stock the Company received net assets with a carryover basis of $193,569 from its former parent [See Note 8]. The following net assets and liabilities were transferred by the former parent to the Company:

         Receivable - related party    $   18,300
         Property and equipment           146,271
         Deposits                          31,997
         Intangible assets - Intellectual
           properties                           1
         Accounts payable                  (3,000)
                                       _____________
                                       $  193,569
                                       _____________

  Preferred Stock - The Company is authorized to issued 10,000,000 shares of $.001 par value preferred stock with such rights and preferences and in such series as determined by the Board of Directors at the time of issuance. As of April 30, 1997 no shares have been issued.

         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

                NOTES TO FINANCIAL STATEMENTS

NOTE 5 - INCOME TAXES

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". FASB 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

  The Company has available at April 30, 1997, unused operating loss carryforwards of approximately $11,000 which may be applied against future taxable income and which expire in 2012. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards. The net deferred tax assets are approximately $3,000 as of April 30, 1997 with an offsetting valuation allowance of the same amount resulting in a change in the valuation allowance of approximately $3,000 during the period ended April 30, 1997.

NOTE 6 - OPERATING LEASE

  During April, 1997 the Company assumed the underlying lease obligation for its office space from an entity related to an officer of the Company for a lease held in the name of its former parent. The lease agreement provides monthly payments of $1,997 with a security deposit of $1,997. The lease agreement terms are for a period of two years with an option to renew for an additional two years. The total future minimum payments due under the lease agreement are $23,964, and $19,970 for the years ended 1998 and 1999.

  The rent expense for the period ended April 30, 1997 was $1,997.

NOTE 7 - RELATED PARTY TRANSACTIONS

  Account Receivable - The Company has an account receivable from an entity (former Parent) related to a shareholder, officer and director of the Company in the amount of $10,017. The shareholder, officer and director of the Company routinely advances cash to pay expenses on behalf of the Company. The account receivable had a balance of approximately $18,000 when the Company issued its stock to acquire certain assets and liabilities from the previous parent.

  Management Compensation - The Company has not paid any compensation to its officers and directors.

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         LIFELINE MEDICAL INFORMATION SYSTEMS, INC.
                [A Development Stage Company]

                NOTES TO FINANCIAL STATEMENTS

NOTE 7 - RELATED PARTY TRANSACTIONS [Continued]

  Office Space - The Company has entered into a sublease to rent office space from an entity (former Parent) related to an officer, director and majority shareholder of the Company. The lease agreement provides for monthly payments of $1,997. The lease agreement terms are for a period of two years with an option to renew for an additional two years [See Note 6].

NOTE 8 - BUSINESS ACQUISITION

  The Company was formed as a subsidiary of Magellan Capital Corporation ["Magellan"]. Magellan previously commenced development of a intangible medical database information system and business plan. Magellan transferred the database and related assets and liabilities to the Company upon formation in consideration for common stock. The assets have been recorded at their historical carryover basis.

  On March 31, 1997, in anticipation of the Company's subsequent incorporation, the shareholders of the Company received 800,000 shares of common stock of Gaensel Gold Mines, Inc. ["Gaensel"] in exchange for all of the outstanding common stock of the Company. Gaensel had the same officers, directors and controlling shareholder interest as the Company. The transaction will be accounted for as a recapitalization of the Company. However, the accompanying financial statements only reflect the accounts of the Company (unconsolidated) and do not include the accounts of Gaensel.

NOTE 9 - DEVELOPMENT STAGE COMPANY

  The Company was formed with a very specific business plan. However, the possibility exists that the Company could expend virtually all of its working capital in a relatively short time period and may not be successful in establishing on-going profitable operations. The financial statements do not contain any allowances, liabilities or other adjustments which may need to be recorded if the Company is not successful in achieving profitable operations.



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